Federal IncomeTax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status
EBP, Tax Status	FEDERAL INCOME TAX STATUS
The Company received an opinion letter from the IRS, dated December 28, 2017, which states the individually designed plan document satisfies the applicable provisions of the IRC. The Plan has been amended since receiving the determination letter. The Company and Plan administrator believe that the Plan is currently designed and operated in compliance with the applicable requirements of the IRC, and the Plan and related trust continue to be tax-exempt. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS or other applicable taxing authorities. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025, there were no uncertain positions taken or expected to be taken that would require recognition of a liability or asset or disclosure in the Plan financial statements. While the Plan is subject to routine audits by taxing jurisdictions, no audits are currently in progress for any tax periods. The Plan administrator believes it is no longer subject to income tax examinations for Plan years 2022 and earlier.